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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         June 23, 1998



                                 ALLERGAN, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                        1-10269                  95-1622442
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


2525 Dupont Drive, Irvine, California                                92612
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code       (714) 246-4500


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

Howard E. Greene, Jr. has resigned as a director of Allergan, Inc. to pursue other interests, effective June 23, 1998. There were no disagreements with Allergan or any matter relating to Allergan's operations, policies or practices.














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                                   SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLERGAN, INC.

Date: June 23, 1998                           By: /S/ FRANCIS R. TUNNEY, JR.
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                                                  Francis R. Tunney, Jr.
                                                  Corporate Vice President,
                                                  General Counsel and Secretary















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